Other (Income) Expense, Net - Summary of Other (Income) Expense, Net From Continuing Operations (Detail) - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Jun. 30, 2021	Jun. 30, 2020	Mar. 31, 2021	Mar. 31, 2020
Other (income) expense [Abstract]
Loss from equity method investment	$ 0	$ 3,750	$ 3,750	$ 21,386
Interest income	(71)	(621)	(1,418)	(17,990)
Interest expense	2,513	791	2,809	7,683
Other (expense) income	(2,576)	(1,078)	3,560	2,543
Total	$ (134)	$ 2,842	$ 8,701	$ 13,622